                                  SCHEDULE 14A

[Paragraph 26,871] Reg. Section 240.14a-101 (Schedule 14A) Information Required in Proxy Statement

   Reg. Section 240.14a-101.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           TransGlobe Energy Corporation
                  (Name of Registrant as Specified In Its Charter)

     ---------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
       5) Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:

          ---------------------------------------------
       2) Form, Schedule or Registration Statement No.:

          ---------------------------------------------
       3) Filing Party:

          ---------------------------------------------
       4) Date Filed:

          ---------------------------------------------

                          TRANSGLOBE ENERGY CORPORATION
                        #808 - 1111 West Hastings Street
                             Vancouver, B.C. V6E 2J3
                               Tel: (604) 683-2568


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Meeting") of TransGlobe Energy Corporation (the "Company") will be held at the Vancouver Renaissance Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on Friday, March 21, 1997, at the hour of 2:00 p.m. (Vancouver time), for the following purposes:

1. To receive and consider the consolidated financial statements of the Company for the fiscal year ended September 30, 1996 and the Auditors' Report thereon.

2. To increase the number of directors to six and to elect six directors to serve until the next annual general meeting of shareholders or until their successors are elected or appointed.

3. To appoint the auditors and to authorize the directors to fix their remuneration.

4. To approve the granting of incentive stock options to insiders (directors and senior officers) of the Company in accordance with Canadian stock exchange policies.

5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed February 13, 1997 as the record date for determining the shareholders who are entitled to vote at the Meeting. Shareholders who are unable to attend the Meeting in person are requested to read, complete, sign and mail the enclosed Form of Proxy in accordance with the instructions set out in the proxy form and in the Proxy Statement and Information Circular accompanying this Notice. Please advise the Company of any change in your mailing address.

         DATED at Vancouver, British Columbia this 14th day of February, 1997.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Ross G. Clarkson, President

                          TRANSGLOBE ENERGY CORPORATION

                    PROXY STATEMENT AND INFORMATION CIRCULAR

         Except as otherwise stated, the information contained herein is stated as of February 14, 1997. This Proxy Statement and Information Circular (the "Proxy Statement"), accompanying annual report and form of proxy are expected to be mailed to registered shareholders on or before February 17, 1997. All dollar amounts in the Proxy Statement, unless otherwise indicated, are stated in United States currency, with conversion of Canadian dollars at a rate of 1.36495. The Company has adopted the U.S. dollar as the functional currency for its consolidated financial statements because the majority of its assets are located in the United States.

                             SOLICITATION OF PROXIES

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF TRANSGLOBE ENERGY CORPORATION (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 21, 1997 (THE "MEETING"), AND AT ANY ADJOURNMENT THEREOF, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally, or by telephone, facsimile or other electronic means, by employees of the Company at nominal cost. All costs of solicitation by Management will be borne by the Company.

         The Company has made arrangements with Canadian brokerage houses and other intermediaries to send proxy materials, at the Company's expense, to unregistered shareholders (beneficial shareholders) of the Company who have advised their broker or intermediary that they wish to receive such material. In addition, the Company has asked banks and brokers in the United States to forward copies to persons for whom they hold shares of the Company and request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so.

         Management has also retained the services of Allen Nelson & Co., Incorporated ("Nelson"), a proxy solicitation and shareholder communications firm, of Seattle, Washington, to assist Management in the dissemination of materials relating to the Meeting and the solicitation of proxies on behalf of management in connection with the Meeting. Nelson will be a paid a fee, estimated to be $5,000, plus expenses, for such services. Approximately 15 persons will be utilized by Nelson in its dissemination and solicitation efforts. Solicitations may be made personally, or by mail, telephone, facsimile, Internet, telegraph or messenger/courier.

                      APPOINTMENT AND REVOCATION OF PROXIES

         The persons named as proxy holders in the accompanying form of proxy are directors of the Company and were designated by the Management of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY STRIKING OUT THE NAMES OF THOSE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY. A proxy will not be valid unless a properly completed proxy form is received at the office of the Company's Transfer Agent and Registrar, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours (excluding Saturdays and holidays) before the time for holding the Meeting, or adjournment thereof.

         A shareholder who has given a proxy may revoke it by an instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of that corporation, and delivered to the said office of Montreal Trust Company of Canada, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting, or in any other manner permitted by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

                       ADVICE TO BENEFICIAL SHAREHOLDERS

         Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house or depository company) who holds their shares as a shareholder of record. Every such intermediary has its own mailing procedure and provides its own return instructions, which should be carefully followed. The form of proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

         All references to shareholders in this Proxy Statement and the accompanying form of proxy and Notice of Meeting are to shareholders registered on the Company's shareholder list maintained by the Company's Registrar and Transfer Agent unless specifically stated otherwise.

                                VOTING OF PROXIES

         All shares represented by properly executed and deposited proxies will be voted in accordance with the instructions contained therein. IF NO CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTERS REFERRED TO HEREIN, THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND ON A BALLOT TO VOTE SUCH SHARES FOR THE NOMINEES FOR ELECTION AS DIRECTORS LISTED HEREIN AND ON THE FORM OF PROXY, FOR THE APPOINTMENT OF INDEPENDENT AUDITORS SPECIFIED HEREIN AT A REMUNERATION ESTABLISHED BY THE BOARD OF DIRECTORS, AND FOR THE RATIFICATION OF INCENTIVE STOCK OPTIONS GRANTED TO INSIDERS OF THE COMPANY.

         The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations to matters referred to herein and with respect to other matters which may properly come before the Meeting. In the event amendments or variations to matters referred to herein are properly brought before the Meeting, or any further or other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed form of proxy to vote in accordance with their best judgement on such matters or business. At the time of the printing of this Proxy Statement, the Management of the Company knows of no such amendment, variation or other matter which may be presented at the Meeting.

                          VOTING SECURITIES AND QUORUM

         The voting securities of the Company are entitled to one vote each, and the number outstanding as of the date hereof is 13,781,377 common shares. Only shareholders of record by 4:30 p.m. (Vancouver time) on February 13, 1997, who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described herein will be entitled to vote or to have their shares voted at the Meeting.

         The presence in person or by proxy of at least two persons entitled to vote and representing not less than 10% of the issued shares is necessary to convene the Meeting. Each resolution that will be placed before the Meeting will be an ordinary resolution requiring for its approval a simple majority of the votes cast in respect of the resolution.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, to the knowledge of the Company at the date hereof, as to the beneficial ownership of common shares of the Company (being the only outstanding class of securities) by each director and executive officer required to be named in the Summary Compensation Table herein; and by all directors and executive officers as a group. To the knowledge of the directors and senior officers of the Company, there are no known persons or companies who beneficially own, directly or indirectly, or exercise control or direction over, shares carrying more than 5% of the voting rights attached to all outstanding common shares of the Company. The table does not include information as to shares held in the names of certain depositories/clearing agencies or other nominees for various brokers and individuals, the benefical owners of such shares being unknown to the Company.


     Name and Address                    Amount and Nature      % of Outstanding
   of Beneficial Owner                  of Beneficial Owner       Voting Shares

    ROSS G. CLARKSON                           3,170 (1)              0.02%
2226-246 Stewart Green S.W.
  Calgary, AB  T3H 3C8

    RICHARD L. COGLON                         30,000 (2)               0.2%
    2360 Queens Avenue
West Vancouver, BC  V7V 2Y6

     GEORGE H. LAYCRAFT                      507,305 (3)               3.8%
  1403 - 2075 Comox Street
    Vancouver, BC V6G 1S2

       ERWIN L. NOYES                            Nil (4)                 0%
    1911 Meadowbank Road
   Saanichton, BC  V8M 1X9

       JOHN E. LUCKEN                         18,000 (5)               0.1%
   12404 East Vassar Drive
      Aurora, CO  80014
                                             -------                 -----

      All Directors and Executive
              Officers as a Group            558,475                  4.12%

  (1) Mr. Clarkson also holds an option to purchase 200,000 shares at Cdn.$2.25 per share, expiring November 27, 1998 and warrants to purchase up to 2,770 shares at Cdn.$4.15 per share, expiring January 25, 1998.
  (2) Mr. Coglon also holds an option to purchase 13,100 shares at Cdn.$3.75 per share, expiring January 16, 1999 and a warrant to purchase up to 25,000 shares at Cdn.$4.00 per share, expiring July 11, 1997.
  (3) Dr. Laycraft also holds an option to purchase 150,000 shares at Cdn.$2.25 per share, expiring November 27, 1998 and warrants to purchase up to 50,000 shares at Cdn.$4.00 per share, expiring to July 11, 1997 and up to 152,687 shares at Cdn.$4.15 per share, expiring January 25,1998.
  (4) Mr. Noyes holds an option to purchase 135,000 shares at Cdn.$2.25 per share, expiring November 27, 1998.
  (5) Mr. Lucken also holds options to purchase 55,000 shares at Cdn.$2.25 per share, expiring November 27, 1998 and 20,000 shares at Cdn.$2.70 per share, expiring June 22, 1997.

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual general meeting of shareholders or until their successors are appointed. Unless authority to do so is withheld, the persons designated in the accompanying form of proxy intend to vote for the nominees of Management listed below. Management does not contemplate that any of the nominees will be unable or unwilling to serve as a director but if, for any reason, any of them are unable or unwilling to serve, it is intended that the proxies given pursuant to this solicitation will be voted for a substitute nominee or nominees selected by Management, unless authority to vote the proxies in the election of directors is withheld.

         Pursuant to section 135 of the Company Act (British Columbia), advance notice of the Meeting was published in The Vancouver Sun newspaper on January 20, 1997 inviting written nominations for directors. No such nominations have been received by the Company.

         A resolution to increase the number of directors to be elected from five to six will be proposed at the Meeting and the persons named in the following table are Management's nominees to the Board. Messrs. Laycraft, Clarkson, Noyes and Halpin are ordinarily resident in Canada and Messrs. Lucken and Kuich are ordinarily resident in the United States of America. The number of voting shares of the Company owned by each nominee are set forth in the preceding table on page 4 hereof, except for Messrs. Halpin and Kuich who do not presently own any shares or other securities of the Company.


     Name and Position                                                                                    Date First
      with the Company            Age                         Principal Occupation                        Appointed
      ----------------            ---                         --------------------                        ---------

  GEORGE H. LAYCRAFT (1)           74      Retired Physician; Chairman of the Company and a               March 28,
  Chairman and Director                    director of 3 other public companies and 2 related                1971
                                           companies (see below).

    ROSS G. CLARKSON               43      President and Chief Executive Officer of the                    Oct. 11,
   President, CEO and                      Company, with over 20 years oil and gas industry                  1995
        Director                           experience as a senior geological advisor.

     JOHN E. LUCKEN                57      Independent Petroleum Geologist and Project                     June 13,
        Director                           Manager of the Company's U.S. Operations.                         1995

     ERWIN L. NOYES                58      Vice-President, Operations of the Company, with                 Oct. 11,
Vice-President Operations,                 over 30 years experience in the oil and gas industry.             1995
  Secretary and Director

    ROBERT A. HALPIN               61      Retired Petroleum Engineer; President and owner,                  new
    Director Nominee                       Halpin Energy Resources Ltd., which provides
                                           consulting services on international energy projects.

    NICHOLAS F. KUICH              58      Retired Geologist with over 30 years domestic and                 new
     Director Nominee                      international experience with Mobil Oil
                                           Corporation.

(1) Member of the Company's Audit Committee, which presently has two vacancies to be filled by non-executive directors. The Board of Directors proposes to appoint Messrs. Halpin and Kuich to the Audit Committee after they are elected directors of the Company. The Company does not presently have an executive committee.

Dr. George H. Laycraft

         Dr. Laycraft has served as a director and senior officer of the Company for the past 25 years; as Vice-President until January, 1991, when he was appointed President and Chief Executive Officer, which position he served in until July 19, 1995 when he was appointed to his current position as Chairman of the Company. Dr. Laycraft also serves as a director of Arrowhead Minerals Ltd., Ultra Petroleum Corp. and RIS Resources International Corp., all public companies listed on the Vancouver Stock Exchange and joint venture partners with the Company in a number of oil and gas properties. He is also a director and shareholder of IPC International Power Corporation. Dr. Laycraft is also President and owner of Amadeus Consultants Ltd., which provides consulting fees, office facilities and secretarial services to the Company (see "Certain Relationships and Related Transactions" herein for further information).

Ross G. Clarkson

         Mr. Clarkson was initially retained by the Company as a technical advisor to assist its Yemen concession prospect and assist in negotiations with the Ministry of Oil and Mineral Resources, Republic of Yemen. He was appointed as President and Chief Executive Officer of the Company on December 4, 1996 and has served as a director of the Company since October, 1995. Mr. Clarkson was formerly employed (1988 to 1996) as a senior geological advisor with PetroCanada, a major Canadian oil company, and has in excess of 20 years domestic and international oil and gas exploration experience, including Resident Manager of PetroCanada (Yemen) Inc. (1988 to 1993); Senior Project Geologist with Canadian Occidental in Yemen in 1987 and Supervisor of international exploration/geologist with Ranger Oil Ltd. (1979 to 1986). His international familiarity extends to Oman and the United Arab Emirates, Indonesia, Thailand, China, Australia, the North Sea, South America and Africa.

John E. Lucken

         Mr. Lucken has served as a director of the Company since June 13, 1995 and as a long-time consultant to the Company as Project Manager of U.S. Operations. He has over 22 years extensive experience as an independent senior petroleum geologist in the oil and gas industry through the Rocky Mountain States and the Gulf Coast of Texas.

Erwin L. Noyes

         Mr. Noyes was initially engaged by the Company as a consultant to assess its Yemen concession prospect and to assist with related negotiations. He was appointed acting President on November 8, 1996, pending Mr. Clarkson's appointment as President, and Vice-President, Operations of the Company (on a part-time basis) on November 8, 1996 and has served as a director since October, 1995. Mr. Noyes brings to the Company in excess of 30 years of oil and gas exploration and production experience in both domestic and international operations; including as General Manager in the Republic of Yemen for Canadian Occidental Petroleum (1987 to 1991), during which time he managed that company's oil exploration program, and with several Canadian Occidental affiliates, as Production Manager in Calgary (1982 to 1986) and as Gas Operations Manager for Canada Cities Service, responsible for all gas production/processing, pipeline and facilities construction (1978-1982).

Mr. Robert A. Halpin

         Mr. Halpin brings to the Company 40 years experience in the petroleum industry worldwide; as Vice-President of International Exploration & Production with PetroCanada Resources of Calgary, Alberta (1988 to October, 1993) and in similar positions with Trend International Ltd. of Denver, Colorado; Saga Petroleum A.S. of Oslo, Norway; Amerada Hess Corporation and American Independent Oil Company, both of New York; Chevron Canada in Saskatchewan and Manitoba and Mobil Oil Corporation in New York, Libya and Alberta. Mr. Halpin is also a non-executive director of Fountain Oil Inc., a public company listed on NASDAQ.

Mr. Nicholas F. Kuich

         Mr. Kuich brings to the Company over 30 years of international and domestic experience as a geologist with Mobil Oil Corporation, including 3 years as a technical consultant for the Asia/Pacific region, where he conducted regional studies in Malaysia, the South China Sea, Western Indonesia, the Philippines and New Zealand; and 14 years of supervisory and management roles in geological work and evaluations, with operations in the Gulf Coast of Texas; Morocco, Angola and surrounding countries; off-shore Alaska in the Bering Sea; off-shore Norway and Nigeria; and geophysical studies in Libya and Nigeria.

                       STATEMENT OF EXECUTIVE COMPENSATION

         The Company is registered with the U. S. Securities and Exchange Commission and on December 29, 1996 it filed a report on Form 12b-25 disclosing that as of at least September 30, 1996, the Company was no longer a "foreign private issuer" as defined in Rule 3b-4 under the Securities Exchange Act of 1934 (the "1934 Act"). The following information is provided for a "small business issuer" (as defined in Rule 12b-2) in accordance with Item 402 of Regulation SB under the 1934 Act.

1.       Compensation of Executive Officers

         During the most recently completed financial year there were two executive officers of the Company, namely Mr. Richard Coglon, in his former capacity as President and Chief Executive Officer and Dr. George Laycraft, Chairman of the Company. The following table sets out all compensation awarded to, earned by or paid to the executive officers and directors of the Company (the "Named Executive Officers") for each of the Company's three most recently completed financial years.

                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation      Long Term Compensation (7)
   Name          Position with Company        Year     ------------------------------------------------------
                                                         Salary       Other       Securities Under Options
-------------------------------------------------------------------------------------------------------------
  RICHARD      President & CEO, Director      1996      $ 87,915    $23,261(2)    300,000
  COGLON(1)                                                           2,788(5)


               President from Aug. 1/95       1995      $ 14,541      2,181(2)    150,000
               Secretary/Director                                   $88,808(3)    205,000 (168,600 cancelled)
                                                                                  150,000 (cancelled)

              Secretary/Counsel, Director     1994        $ 0.00    $55,268(3)    Nil
-------------------------------------------------------------------------------------------------------------
 GEORGE           Chairman, Director          1996      $ 26,375    $ 4,762(4)    75,000(8)
LAYCRAFT(1)
                  President, Director         1995      $ 19,631   $ 35,990(4)    150,000(8)

                  President, Director         1994      $ 13,285   $ 38,949(4)    Nil
-------------------------------------------------------------------------------------------------------------
  ROSS           Director, Consultant         1996        $ 0.00   $ 11,726(6)    50,000(8)
CLARKSON(1)
                      Consultant              1995        $ 0.00    $12,771(6)    19,000 (cancelled)
-------------------------------------------------------------------------------------------------------------
   JOHN          Director, Consultant         1996        $ 0.00   $ 32,000(6)    Nil
  LUCKEN
                 Director, Consultant         1995        $ 0.00   $ 18,000(6)    40,000
-------------------------------------------------------------------------------------------------------------
   ERWIN         Director, Consultant         1996        $ 0.00   $ 43,632(6)    50,000(8)
   NOYES
                      Consultant              1995        $ 0.00   $ 12,270(6)    23,000 (cancelled)
-------------------------------------------------------------------------------------------------------------

(1) Dr. Laycraft served as President and Chief Executive Officer of the Company until July 19, 1995, when he was appointed Chairman. Mr. Coglon served as President and Chief Executive Officer of the Company for the period of July 19, 1995 to November, 8, 1996. Mr. Clarkson, who has served as a director and geological adviser to the Company since October, 1995, was appointed President and Chief Executive Officer on December 4, 1996. Mr. Coglon, currently a director of the Company, will not be nominated by Management for re-election at the Meeting.
(2)  Rent and secretarial services to a company controlled by Mr. Coglon.
(3) Legal fees to Richard L. Coglon Law Corporation, a law firm controlled by Mr. Coglon.
(4) Consulting fees, rent and secretarial services paid to a company controlled by Dr. Laycraft.
(5)  Parking and club membership fees
(6)  Consulting fees
(7) There are no outstanding restricted shares or units and the Company does not have a long term incentive plan, pension plan or other compensatory plan for its executive officers.
(8) Subsequent to the Company's last completed financial year, the balance of these options were cancelled and replaced with new options (refer to "Incentive Stock Options" herein).

2.       Incentive Stock Options and SARs

         The Company does not have a formalized stock option plan but has granted incentive stock options to its senior officers, directors, employees and others, pursuant to applicable securities laws and the policies of the Vancouver Stock Exchange (refer to the sub-heading "Incentive Stock Options" herein for further information).

         The Company has not granted, and does not intend to grant, stock appreciations rights (SARs) representing rights to receive a payment in cash or an issue or transfer of securities of the Company based wholly or in part on changes in the trading prices thereon.

         The following tables set out particulars concerning incentive stock option grants and exercises to or by the Named Executive Officers during the last completed financial year and the fiscal year-end value of unexercised options.

         OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR


                                            % of Total Options
                       Shares Under       Granted to Employees in      Exercise Price
     Name            Options Granted          Financial Year            ($/Security)       Expiration Date
     ----            ---------------          --------------            ------------       ---------------

Richard Coglon          300,000(1)                  46%                 Cdn.$ 3.75             01-16-99

George Laycraft         75,000                      11%                 Cdn.$ 3.75             01-16-99

Ross Clarkson           50,000(1)                   7%                  Cdn.$ 3.75             01-16-98

Erwin Noyes             50,000(1)                   7%                  Cdn.$ 3.75             01-16-98

(1) These options replaced existing options (refer to the sub-heading "Incentive Stock Options" herein).

         AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED
               FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION VALUES


                                                                 Shares Underlying        Value of Unexercised
                    Shares Acquired        Aggregate Value      Unexercised Options      In- the-Money Options
     Name           on Exercise (#)         Realized ($)           at FY-End (#)            at FY-End ($)(3)
     ----           ---------------         ------------           -------------            ----------------

Richard Coglon          348,300               $319,380                13,100                    $ 0.00

George Laycraft          55,000               $ 31,213                 90,000                    $ 1,500

Ross Clarkson             7,500               $ 11,250                 42,500                    $  0.00

Erwin Noyes               7,500               $ 11,250                 42,500                    $  0.00

    (1) Subsequent to year-end, these options were replaced with new options (refer to disclosure under the subheading "Incentive Stock Options" herein).
    (2) Based on the closing price of the Company's shares as traded on NASDAQ on September 30, 1996.

3.       Compensation of Directors

         The directors, in their capacity as directors of the Company, receive no fees on an annual or per meeting basis, but the Company has periodically granted to its directors incentive stock options to purchase common shares (see prior tables).

         Messrs. Ross Clarkson and Erwin Noyes, both directors of the Company who have expertise in the oil and gas industry, have provided geological consulting services to the Company, when required, at a rate of Cdn.$500 per day. Mr. John Lucken, also a director of the Company, in his capacity as Project Manager, U.S. Operations, receives a monthly retainer from the Company's U.S. subsidiary company, TransGlobe Oil and Gas Inc. ("TransGlobe US") in the amount of US$3,000 pursuant to a consulting contact with TransGlobe US. (Refer to the "Summary Compensation Table" for consulting fees paid to the directors during the three most recently completed financial years).

4. Employment Contracts and Termination of Employment, and Change in Control Arrangements

         Mr. Richard Coglon was employed as the President and Chief Executive Officer of the Company from August, 1995 to November, 1996. Mr. Coglon's employment was ended on November 8, 1996, and the Company took the position that the termination was for cause.

         On February 10, 1997, the Company was served with a lawsuit issued by Mr. Coglon in the Supreme Court of British Columbia. He claims an unquantified amount of damages for wrongful termination, breach of contract and breach of privacy. Mr. Coglon also seeks certain equitable relief, including replacement of his exercised options.

         The Company has not yet filed a Statement of Defence, but its lawyers will be doing so in the near future. The Company considers Mr. Coglon's claims to be entirely without merit, and intends to defend against them. The Company is also considering advancing counterclaims against Mr. Coglon.

         Mr. Ross Clarkson was appointed President and Chief Executive Officer of the Company on December 4, 1996, which appointment will continue until November 30, 1998 unless sooner terminated by the Company. Mr. Clarkson has entered into an employment contract with the Company, which provides for a monthly salary of Cdn.$10,000 per month (approximately US$7,500) in return for a full-time commitment to the Company. The Company has also agreed to pay Mr. Clarkson an amount of $15,000 for agreeing to become President of the Company and he is also entitled to a performance bonus payable in fully paid shares, upon the Company's "Cash Flow" (as defined in the contract) reaching specified amounts, and an incentive option to purchase 200,000 shares of the Company shares with an exercise price calculated at market price.

         The contract also provides for the customary medical, dental and life insurance benefits and vacation entitlement. The Company has also agreed to reimburse Mr. Clarkson for all reasonable expenses incurred by him in connection with the Company's business, including travel and accommodation expenses from Calgary to Vancouver until such time as he relocates to Vancouver, in which case the Company will pay Mr. Clarkson's reasonable relocation costs. The Company has also agreed to pay the cost of club membership dues for business purposes to a maximum of $1,000 per year.

         Mr. Erwin Noyes was appointed Vice-President, Operations of the Company on November 8, 1996, which appointment will continue until November 30, 1997 unless sooner terminated by the Company. Mr. Noyes has entered into an employment contract with the Company, which provides for a monthly salary of Cdn.$5,000 per month (approximately US$3,750) in return for a part-time commitment to the Company. The contract also provides for the customary medical, dental and life insurance benefits and vacation entitlement and an incentive option entitlement to purchase 135,000 shares of the Company shares with an exercise price calculated at market price. The Company has agreed to reimburse Mr. Noyes for all reasonable expenses incurred by him in connection with the Company's business, including travel and accommodation expenses from Saanichton to Vancouver.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

         Messrs. George Laycraft, Richard Coglon and John Lucken, all directors of the Company, are joint venture partners with the Company in its East Grieve oil and gas interest in Wyoming, USA, and in that respect were indebted to the Company as of September 30, 1996 in the aggregate amount of $55,426.79 (see the following table for individual amounts owing).

   TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

------------------------------------------------------------------------------------------------------------------
Name and Position With        Involvement of Company           Largest Amount o/s during          Amount o/s as at
     the Company                  or Subsidiary              last completed financial year        January 31, 1997
------------------------------------------------------------------------------------------------------------------
G.L. Laycraft, Director           (see above)                        $ 9,682.28                     $32,721.03(1)
------------------------------------------------------------------------------------------------------------------
R.L. Coglon, Director             (see above)                        $36,702.57                     $59,741.37(2)
------------------------------------------------------------------------------------------------------------------
J. Lucken, Director               (see above)                        $ 9,041.94                     $ 5,359.19(3)
------------------------------------------------------------------------------------------------------------------

(1)  $137.66 of this amount is current and the balance is between 30 and over 90 days overdue.
(2)  $9,060.03 of this amount is current and the balance is between 30 and over 90 days overdue.
(3)  This amount is current.

         No other director or senior officer of the Company, or any of their associates, has been indebted to the Company or any of its subsidiaries at any time during the Company's last completed financial year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1995 and 1996, the Company paid $24,497 for consulting fees to Geosphere Resources Ltd., a Company controlled by Mr. Ross Clarkson, now President and Chief Executive Officer of the Company.

         In 1994 and 1995, the Company paid $144,076 to Richard L. Coglon Law Corporation, a law firm controlled by Mr. Richard Coglon, a director of the Company. In 1995 and 1996, the Company also paid to the law firm $25,442 for rent and secretarial services.

         In 1994, 1995 and 1996, the Company paid $79,701 for consulting fees, rent and secretarial services provided by Amadeus Consultants Ltd., a company controlled by Dr. George Laycraft, the Chairman and a director of the Company.

         Dr. George Laycraft is also a director of Ultra Petroleum Corp. ("Ultra") and Arrowhead Minerals Ltd., public companies which are joint venture partners with the Company in a number of oil and gas properties. For fiscal 1996, Ultra owed $122,680 (1995-$143,675) to the Company in respect of its joint venture with the Company.

         The Company completed a private placement during the last completed financial year of 159,758 units at a price of Cdn.$3.61 per unit, each unit consisting of one share and one warrant for an additional share at an exercise price of Cdn.$4.15, expiring January 25, 1998. Messrs. George Laycraft and Ross Clarkson both directors of the Company, purchased 152,687 and 2,770 units, respectively.

         In January, 1996, the Company acquired a 15% equity interest in IPC International Power Corporation ("IPC") which owns a 60% equity interest in British Columbia Hydro International Power Development Corporation ("BCHI Power"). The remaining 40% equity interest in BCHI Power is held by a wholly-owned subsidiary of British Columbia Hydro and Power Authority. BCHI Power holds, directly or indirectly, a 33.8% interest in a new 117-megawatt multi-unit power station project being built in Pakistan. The Company's acquisition cost was $750,000, which was paid from the proceeds of a private placement of shares. The Company is currently attempting to sell its interest in IPC at a profit. As there is no market for the shares of IPC, the Company will sell its shares by a private sale, subject to approval of the directors of IPC. Dr. George Laycraft, the Chairman and a director of the Company and of IPC, and associates of Richard Coglon, a director and formerly the President and Chief Executive Officer of the Company, own equity interests in IPC.

         Other than transactions carried out in the normal course of business of the Company, no other director or senior officer of the Company or of its subsidiaries, nor any of their associates or affiliates has since the commencement of the Company's last completed financial year had any material interest, direct or indirect, in any other transactions which materially affected the Company or in any proposed transaction which has or would materially affect the Company.

                             APPOINTMENT OF AUDITORS

         Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote for the reappointment of KPMG, Chartered Accountants of Abbotsford, British Columbia, as independent auditors of the Company to hold office until the next regularly scheduled annual general meeting at a remuneration to be fixed by the Board of Directors. KPMG, and its predecessor firms, has served as independent auditors for the Company for approximately 20 years.

         A representative of KPMG is expected to be present at the Meeting and will be given the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The directors and nominees listed herein for election as directors are interested in the matter to be dealt with under the heading "Incentive Stock Options" described below.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Incentive Stock Options

         At the Meeting, shareholders will be asked to ratify the granting of certain incentive stock options that have been previously granted to insiders of the Company (directors and senior officers).

         The policies of Canadian stock exchanges permit the Company to grant incentive stock options for the purchase of shares of the Company to its directors, senior officers and employees, or of its subsidiaries, or to other persons who perform consulting services (other than investor relations) for the Company on an ongoing basis, or are expected to provide a service of value to the Company, subject to available prospectus and registration exemptions under applicable securities legislation. The number of shares subject to each stock option is determined by the directors within the guidelines set forth in policies of the exchanges ("The Stock Option Policy"). The exercise price of stock options is determined by the directors at the time of the grant and may not be less than the average closing price of the Company's shares on the ten trading days immediately preceding the day on which the option is granted and publicly announced (the "Exchange Trading Price"), less an available 10-20% discount depending on the market price, and may not otherwise be less than Cdn.$0.15 per share.

         The Stock Option Policy generally provides that stock options must be non-transferable and the aggregate number of shares that may be reserved for issuance pursuant to stock options must not exceed ten per cent (10%) of the issued shares of the Company at the time of granting and may not exceed five per cent (5%) to any individual, other than consultants who may not receive in the aggregate more than 2% of the issued shares at the time of the grant. The term of exercise of a stock option must not exceed ten years and an optionee may not hold stock options in more than 15 listed companies.

         The Stock Option Policy and, accordingly, the stock option agreements entered into by the Company while its common shares were listed on the Vancouver Stock Exchange (the"Exchange"), also require that, prior to exercise, all incentive stock options granted to insiders and any amendments to options previously granted to insiders must be approved by the shareholders of the Company.

         At last year's annual general meeting, the shareholders authorized the directors to grant incentive options to directors, employees and other insiders of the Company to purchase shares of the Company for such periods, in such amounts and at such prices, in their absolute discretion, may determine and to amend any existing options granted by the Company to insiders, all in accordance with the policies of the Exchange for the time being in force.

         On January 16, 1996 the Company granted incentive options for the purchase of an aggregate of 648,500 shares at an exercise price of Cdn.$3.75 per share (the "January Options") to directors, senior officers and employees of the Company and to other persons providing consulting services to the Company. The exercise price was based on the Exchange Trading Price and directors and senior officers (insiders) of the Company received a total of 510,000 of these options (see below). The January Options replaced all outstanding incentive options in excess of an exercise price of Cdn.$2.70 per share, including options held by Ross Clarkson for 19,000 shares and Erwin Noyes for 23,000 shares, both at an exercise price of Cdn.$5.75 per share and options held by Richard Coglon for 168,600 shares at exercise prices of Cdn.$5.71 and Cdn.$6.11 per share.

         Subsequent to the Company's last completed financial year, on November 27, 1996, the balance of the January Options held by insiders (except the option held by Richard Coglon) were subsequently cancelled and the directors approved the granting of replacement options for the purchase of up to an aggregate of 610,000 shares to the directors and employees set out below at an exercise price of Cdn.$2.25 per share ("New Options"). The exercise price of the New Options is based on the Exchange Trading Price and the New Options were accepted by the Exchange prior to the Company delisting its shares from the Exchange on February 3, 1997.

         The New Options replace all outstanding options (including the January Options) held by insiders of the Company, except an option held by John Lucken for the purchase of 20,000 shares at an exercise price of Cdn.$2.70 per share, expiring June 22, 1997 and the balance of an option held by Richard Coglon for 13,100 shares at an exercise price of Cdn.$3.75 per share, expiring April 21, 1997.

         In January, 1996, the market price of the Company's shares had dropped considerably in relation to the exercise price of outstanding options previously granted to directors, senior offices, employees and other persons performing consulting services for the Company on an ongoing basis. The directors decided that it was in the best interests of the Company to ensure the stock options represented an incentive to all optionees. Therefore all outstanding options (except those at an exercise price of Cdn.$2.70 per share) were cancelled and new options granted at Cdn.$3.75 per share, being the then-market price of the Company's shares as traded on the Exchange and the number of stock options issued to certain directors increased in consideration of their increased activities on behalf of the Company.

         On December 4, 1996, after the directors had terminated Mr. Coglon's employment (as discussed above), the directors decided that it was in the best interests of the Company to ensure that the other directors and new senior officers had incentive stock options. Their efforts would have a material effect on the Company's performance. The existing options were priced far above the market price of the Company's common shares, so such options would be little or no incentive. Therefore their existing options were canceled and new options granted at the then-market price of the Company's shares as traded on the Exchange (which is above the current market price) to provide an incentive for the optionees to work hard for the Company to create shareholder value. Also additional options were granted to the new senior officers in accordance with the terms of their employment contracts proportionate with their increased responsibilities.

         Under the terms of the Company's stock option agreements representing the New Options, shareholder approval (by ordinary resolution) is required prior to the exercise of such options held by insiders. Accordingly, a resolution to ratify the granting of the New Options will be proposed at the Meeting. The Board of Directors unanimously recommends a vote FOR such resolution to ratify the granting of the New Options.

                                       No. of Shares Under            No. of Shares Under
                                   January Options @ Cdn.$3.75           New Options @             Expiry Date
Name of Insider                       Per Share (cancelled)           Cdn.$2.25 Per Share         of New Options
---------------                       ---------------------           -------------------         --------------
Ross Clarkson                       50,000 (7,500 exercised)               200,000                  11-27-98

Erwin Noyes                         50,000 (7,500 exercised)               135,000                  11-27-98

George Laycraft                     75,000 (35,000 exercised)(1)           150,000                  11-27-98

John Lucken                           Nil                                   55,000(2)               11-27-98

Richard Coglon                     300,000 (286,900 exercised)                Nil                      n/a

Pamela Pescott                      10,000 (5,000 exercised)                20,000                  11-27-98

Thomas Ross                         25,000 (5,000 exercised)                50,000                  11-27-97

(1) The balance of an option for 50,000 shares @ Cdn.$2.70 per share held by Dr. Laycraft was also cancelled.

(2) Mr. Lucken also holds an option for 20,000 shares @ Cdn.$2.70 per share, expiring June 22, 1997.

                                  OTHER MATTERS

         Management of the Company knows of no other matter to come before the Meeting other than as set forth above and in the notice of meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

              SHAREHOLDER PROPOSALS FOR 1998 ANNUAL GENERAL MEETING

         Shareholder proposals intended to be presented at the 1998 annual general meeting of shareholders must be received by the Company no later than November 21, 1997. Proposals may be mailed to the Company, to the attention of the Secretary, #808 - 1111 West Hastings Street, Vancouver, BC V6E 2J3.

                                  ANNUAL REPORT

         The Annual Report of the Company for the fiscal year ended September 30, 1996 accompanies this Proxy Statement. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, a letter to shareholders and financial analysis summary are included in the Annual Report.

         A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT THE ADDRESS LISTED ABOVE.

                               DIRECTORS' APPROVAL

         The contents and the sending of the Notice of Meeting and this Proxy Statement and Information Circualr have been approved by the Board of Directors of the Company.

         Dated at Vancouver, British Columbia, this 14th day of February, 1997.


                                            CERTIFIED CORRECT ON BEHALF OF THE
                                            BOARD OF DIRECTORS BY:


                                            /s/ Ross G. Clarkson, President.

                                  FORM OF PROXY

Type of Meeting:    Annual General Meeting (the "Meeting")
Name of Company:    TransGlobe Energy Corporation
Meeting Date:       Friday, March 21, 1997
Meeting Time:       2:00 p.m. (Vancouver Time)
Meeting Location:   The Vancouver Renaissance Hotel, 1133 West Hastings Street,
                    Vancouver, British Columbia

The undersigned shareholder of the Company hereby appoints Ross G. Clarkson, or in his absence, Erwin L. Noyes, both directors of the Company, or instead of the foregoing, ________________________________ (please print the name) as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the Meeting, or any adjournment thereof.

Resolutions (for full details of each item, please see the accompanying Notice of Annual General Meeting and Information Circular):

                                                        For         Against

1.   To increase the number of directors to six         ____          ____

                                                        For        Withhold

2.   To elect George H. Laycraft as a director          ____          ____

3.   To elect Ross G. Clarkson as a director            ____          ____

4.   To elect John E. Lucken as a director              ____          ____

5.   To elect Erwin L. Noyes as a director              ____          ____

6.   To elect Robert A. Halpin as a director            ____          ____

7.   To elect Nicholas F. Kuich as a director           ____          ____

8.   To appoint KPMG as auditors of the Company         ____          ____

                                                        For         Against

9.   To authorize the directors to fix the auditors'
     remuneration                                       ____          ____

10.  To ratify the grant of incentive options to
     insiders of the Company                            ____          ____

THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT THE MEETING

PLEASE SIGN: _________________________________  DATE: ____________________, 1997

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. IF SOMEONE OTHER THAN THE SHAREHOLDER OF THE COMPANY SIGNS THIS PROXY FORM ON BEHALF OF THE NAMED SHAREHOLDER OF THE COMPANY, DOCUMENTATION ACCEPTABLE TO THE CHAIRMAN OF THE MEETING MUST BE DEPOSITED WITH THIS PROXY FORM, AUTHORIZING THE SIGNING PERSON TO DO SUCH. TO BE PRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICE OF MONTREAL TRUST COMPANY OF CANADA BY MAIL OR BY FAX NO LATER THAN FORTY EIGHT (48) HOURS PRIOR TO THE TIME OF THE MEETING. THE MAILING ADDRESS OF MONTREAL TRUST COMPANY IS 4TH FLOOR, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9 AND ITS FAX NUMBER IS (604) 683-3694.

     NOTES TO FORM OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. (i) IF THE SHAREHOLDER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please register your attendance with the Company's scrutineers at the Meeting.

     (ii) IF THE SHAREHOLDER HAS ITS SECURITIES HELD BY ITS FINANCIAL INSTITUTION AND WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please cross off the management appointee name or names, insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the proxy form. At the Meeting a vote will be taken on each of the resolutions as set out on this proxy form and the shareholder's vote will be counted at that time.

3. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS, THE SHAREHOLDER CAN APPOINT ANOTHER PERSON, who need not be a shareholder of the Company, to vote according to the shareholder's instructions. To appoint someone other than the person named, please cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided, sign and date and return the proxy form. Where no choice on a resolution is specified by the shareholder, this proxy form confers discretionary authority upon the shareholder's appointed proxyholder.

4. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS AND TO APPOINT ONE OF THE MANAGEMENT APPOINTEES NAMED, please leave the wording appointing a nominee as shown, sign and date and return the proxy form. Where no choice is specified by a shareholder on a resolution shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

5. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the proxy form, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the nominee in its sole discretion sees fit.

6. If the shareholder votes on the resolutions and returns the proxy form, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To attend the Meeting, the shareholder must revoke the proxy form by sending a new proxy form with the revised instructions.

                            SUPPLEMENTAL MAILING LIST

                                   RETURN CARD

                          TRANSGLOBE ENERGY CORPORATION
                           c/o Montreal Trust Company
                               510 Burrard Street
                                 Vancouver, B.C.
                                    V6C 3B97


         If you wish to receive interim financial statements of the Company please complete and return this card to the Company at the above address.



Name:                                  ___________________________________

Address:                               ___________________________________

City:                                  ___________________________________

Province/State:                        ___________________________________

Postal/Zip Code:                       ___________________________________


         I hereby certify that I am the owner of securities of TransGlobe Energy Corporation and request that I be placed on the Company's Supplemental Mailing List to receive its interim financial statements.


DATED: ___________________, 1997       ___________________________________
                                       (Signature)